Exhibit 10.2
EXECUTION VERSION

AMENDMENT TO EMPLOYMENT AGREEMENT

This AMENDMENT TO THE EMPLOYMENT AGREEMENT (this “Amendment”), dated as of September 2, 2019, (the "Amendment Date"): is entered into by and between:

(1) GREENLIGHT REINSURANCE IRELAND, DAC, whose registered office is at Ground Floor, La Touche House, IFSC Dublin 1 and Company Registration Number 475022 (the “Company”); and

(2) Patrick O’Brien (the “Executive”).

RECITALS

A.	WHEREAS, the Company and the Executive have entered into an Employment Agreement, dated February 16, 2018 (the “Employment Agreement”); and

B.	WHEREAS, the Company and the Executive desire to make certain changes to the Employment Agreement as set forth herein.

C.	NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Employment Agreement, the parties hereto agree as follows:
SECTION 1. Definitions.
All capitalized terms not otherwise defined herein are used as defined in the Employment Agreement.
SECTION 2. Amendment to the Employment Agreement.
2.1 Section 12.4.1(d) of the Employment Agreement is hereby amended and restated in its entirety as follows, effective as of the Amendment Date:
“an amount equal to one hundred percent (100%) of the sum of the Executive’s Base Salary and Target Bonus (assuming targets have been achieved) payable over twelve (12) months in substantially equal installments (the "Severance Payment")”
SECTION 3.    Miscellaneous.
3.1 Effect on Employment Agreement.
Except as specifically amended by section 2 of this Amendment, the Employment Agreement shall remain in full force and effect and is hereby ratified and confirmed.
3.2 Entire Agreement; Amendment.
The Employment Agreement, as amended by the terms of this Amendment, will supersede the prior terms of the Employment Agreement and sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein. No modification of or amendment to this Amendment, nor any waiver of any rights under this Amendment, shall be effective unless given in writing signed by the party to be charged.
3.3 Governing Law; Dispute Resolutions.
This Amendment shall be governed by and construed in accordance with Irish law and any controversy or claim related hereto shall be resolved in accordance with Section 17 of the Employment Agreement.
3.4 Successors and Assigns.
This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and the successors and assigns of the Company.
3.5 Headings.
Section headings are for convenience of reference only and shall in no way affect the interpretation of this Amendment.
3.6 Counterparts.
This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which when taken together will constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Electronic signatures shall be effective as originals.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the Amendment Date.

GREENLIGHT REINSURANCE IRELAND, DAC
By: __/s/ Simon Burton_________ Name: Simon Burton Title: Group Chief Executive Officer
By: __/s/ Bryan Murphy_________ Name: Bryan Murphy Title: Director

__/s/ Patrick O’Brien_________
PATRICK O’BRIEN

[SIGNATURE PAGE TO AMENDMENT TO EMPLOYMENT AGREEMENT]